                             [KEMPER FRONT COVER]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
LARGEST SECTORS PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
13
REPORT OF INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

At A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS FOR THE YEAR ENDED NOVEMBER 30, 1997

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    STRATEGIC MUNICIPAL
    INCOME TRUST                     8.28%     12.87%
--------------------------------------------------------------------------------

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/97   11/30/96
--------------------------------------------------------------------------------
    NET ASSET VALUE                 $12.29     $12.14
--------------------------------------------------------------------------------
    MARKET PRICE                    $13.06     $12.38
--------------------------------------------------------------------------------

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.

                                  KEMPER STRATEGIC
                                     MUNICIPAL
                                    INCOME TRUST
--------------------------------------------------------------------------------
    ONE-YEAR INCOME:                  $0.8160
--------------------------------------------------------------------------------
    NOVEMBER DIVIDEND:                 $0.068
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION
    RATE:
    (BASED ON NET ASSET VALUE)          6.64%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION
    RATE:
    (BASED ON MARKET PRICE)             6.25%
--------------------------------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)      10.56%
--------------------------------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE:
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)       9.94%
--------------------------------------------------------------------------------

Terms To KNOW

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.
REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by the Bond Buyer, a newspaper that reports on the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified time period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE UPDATE

[MIER PHOTO]

CHRISTOPHER MIER JOINED WHAT IS NOW SCUDDER KEMPER INVESTMENTS, INC. IN 1986 AND IS NOW A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER STRATEGIC MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION IN 1989. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

[BURROW PHOTO]

DALE BURROW HAS BEEN WITH SCUDDER KEMPER INVESTMENTS SINCE 1987 AND IS A SENIOR VICE PRESIDENT. HE BECAME A VICE PRESIDENT AND PORTFOLIO CO-MANAGER OF THE FUND IN 1993. BURROW RECEIVED A B.A. DEGREE FROM THE UNIVERSITY OF OKLAHOMA AND AN M.B.A. FROM DEPAUL UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

CHRISTOPHER MIER AND DALE BURROW, KEMPER STRATEGIC MUNICIPAL INCOME TRUST PORTFOLIO MANAGERS, DISCUSS SUCCESSFUL RESULTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997, AND DESCRIBE THE INVESTMENT STRATEGY BEHIND THOSE RESULTS.

Q      WAS PERFORMANCE FOR THE FISCAL YEAR FAVORABLE?

A      Yes, we're pleased with the results. For the year ended November 30,
1997, Kemper Strategic Municipal Income Trust had a total return of 8.28 percent, roughly in line with 8.33 percent for the average of its high yield municipal debt category, as reported by Lipper Analytical Services, Inc.
  This fund was created to deliver a high level of tax-exempt income and not primarily for total return (although we give the Lipper figures for information purposes), and again, it did not disappoint shareholders this year. The fund paid consistent monthly dividends of $0.068 ($0.816 annualized) per share to shareholders during the year ended November 30, 1997.

  Based on its net asset value of $12.29, this amounts to an annual distribution rate of 6.64 percent, compared with its Lipper peer group average of 5.98 percent. And based on the share price at fiscal year end, November 30, 1997, of $13.06, the distribution rate is 6.25 percent, compared with its Lipper peer group average of 5.97 percent.

  For an individual investor in the federal tax bracket of 37.1 percent, the fund's tax-equivalent distribution rate on the share price at November 30, 1997 is 9.94 percent.

Q       SINCE THIS IS AN INCOME FUND, HOW STABLE HAS THE DIVIDEND BEEN?

A      Since its inception, Kemper Strategic Municipal Income Trust has never missed a dividend payment and experienced a single decrease of 0.7 percent in 1993.

Q       HOW IS THE DIVIDEND VIEWED BY INVESTORS?

A      Many funds trade at big discounts to net asset value. Interestingly, however, since its creation, this fund has generally traded at a share price that is at a premium to net asset value. That premium, of one or two percent above net asset value, is a validation from the market of the style of portfolio management used in managing our fund. The market likes to see stability in the dividend over a long period of time and Kemper Strategic Municipal Income Trust provides it.

Q       HOW DID MARKET CONDITIONS FOR THE YEAR AFFECT INCOME?

A      The year began with two quarters of strong growth, and with a parallel run-up in interest rates, which peaked in the 7 percent range in the Treasury long bond rate in April 1997. This increase in rates was caused by fears of a major Federal Reserve Board (the Fed) rate action, following the early December 1996 speech by Alan Greenspan, Fed Chairman, discussing the 'irrational exuberance' in the stock market.

  And then a second phase began, which we are still in today, in which rates have declined to levels even lower than before the Fed Chairman's speech. With strong but sustainable growth in the economy, accompanied by low inflation, investors became convinced that the

PERFORMANCE UPDATE

lower municipal bond yields we have today are quite appropriate.

  The trend to lower interest rates was accentuated in late summer 1997 by the emerging financial crisis in Southeast Asia. The banking and other problems, which continue to cast their shadow in the West, caused a flight to quality (in this case to the United States fixed-income markets), and a run-up in bond prices and a commensurate decline in interest rates, to levels we haven't seen in several years.

Q       IN THESE CIRCUMSTANCES, IS NOW A GOOD TIME TO INVEST IN MUNICIPAL BONDS?

A      Yes, for a number of reasons. First, if you compare the ratio of the weekly revenue bond index with the long Treasury bond, municipal bonds are now basically at their cheapest point in the last 12 months.

  Secondly, in general, real interest rates are high. This is demonstrated by subtracting the trailing 12-month inflation rate (using the Consumer Price Index or any other inflation measure) from the nominal rate of interest. In fact, at the present point the United States offers some of the highest yields in the world, with municipal bonds representing less credit risk than many nations.

  The third reason is that if you look at the broad span of interest rates over the last 100 years, 85 percent of the time interest rates have been lower than they are right now. Most people on the street would tell you that interest rates seem low because they are thinking back to the early '80s and late '70s. As people adjust to these rate levels they will realize that they are attractive in a broader historical context.

  Next, taxes are still consuming more of people's incomes than they ever did, so that there's a greater need than ever for municipal bonds, a need for tax-exempt income.

  Finally, the last reason concerns asset reallocation. Since October 11, 1990, the Standard & Poor's 500 Stock Index has gone up 223.36 percent, its largest upward movement without a correction of 20 percent or more since Standard & Poor's started to record market activity in 1926. After such a move, it is prudent to consider diverting a greater percentage of portfolio capital into bonds, since the equity portion is likely to have been enlarged relative to the bond portion, thereby increasing portfolio risk.

Q       THE AVERAGE MATURITY OF YOUR PORTFOLIO AT FISCAL YEAR END WAS QUITE
LONG -- 16.1 YEARS. HOW DOES THIS TIE IN WITH YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

A      We expect that rates will continue to decline over the short term as long as inflation remains at present levels or lower. As mentioned earlier, adjusted for inflation, bond yields are unusually high, and we expect rates will decline further in response to little inflation pressure. We believe it is a good time to buy municipal bonds.

LARGEST SECTORS

PORTFOLIO STATISTICS

THE FUND'S FIVE LARGEST SECTORS*

REPRESENTING 61 PERCENT OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1997


                         HOLDINGS                PERCENT
------------------------------------------------------
1.          U.S. GOVERNMENT SECURED                22%
------------------------------------------------------
2.          SENIOR CARE BONDS                      13%
------------------------------------------------------
3.          NON-SENIOR CARE BONDS                  10%
------------------------------------------------------
4.          HOSPITAL BONDS                          9%
------------------------------------------------------
5.          INDUSTRIAL REVENUE BONDS                7%
------------------------------------------------------

SECURITIES RATINGS


                                               ON 11/30/97      ON 11/30/96
    AAA                                              5%               4%
------------------------------------------------------------------------------------------------------
    AA                                               6                7
------------------------------------------------------------------------------------------------------
    A                                                1                3
------------------------------------------------------------------------------------------------------
    BBB                                             24               26
------------------------------------------------------------------------------------------------------
    BB                                               3               --
------------------------------------------------------------------------------------------------------
    B                                                4                2
------------------------------------------------------------------------------------------------------
    Not rated+                                      57               58
------------------------------------------------------------------------------------------------------
                                                   100%             100%

                                  [PIE CHART]

+ These securities are not rated by S&P or Moody's, however they are rated by Scudder Kemper Investments, Inc. as follows: AAA 19%, A 2%, BBB 7%,
  BB 23% and B 6% for November 30, 1997, and AAA 13%, A 5%, BBB 4%,
  BB 31% and B 5% for November 30, 1996.

The ratings of Standard & Poor's corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY


                                            ON 11/30/97      ON 11/30/96
Average Maturity                            16.1 years       16.9 years
-------------------------------------------------------------------------

* Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

Portfolio of Investments at November 30, 1997

(Dollars in Thousands)


      ISSUER                                                                                  PRINCIPAL AMOUNT    VALUE

ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------------
                                         Indianapolis, IN, Local Public Improvement Bond
                                           Bank, Rev., 8.50%, to be called 2-01-98 @ 102      $ 3,000             $  3,083
                                         Jefferson County, KY, Pollution Control, Louisville
                                           Gas & Electric Co. Proj., Rev., 7.75%, to be
                                           called 2-01-98 @ 102                                 1,500                1,540
                                         Greater Orlando, FL, Aviation Auth., Airport
                                           Facilities Rev., 8.00%, to be called 10-01-98 @
                                           102                                                     70                   74
                                         New York City, NY, Gen. Oblg., 7.50%, to be called
                                           8-15-99 @ 101.50                                       420                  450
                                         Cuyahoga County, OH, Health Care Facilities, Judson
                                           Retirement Community Center, Rev., 8.875%, to be
                                           called 11-15-99 @ 103                                2,500                2,788
                                         Marion County, OH, Health Care Facilities, United
                                           Church Homes, Inc., Rev., 8.875%, to be called
                                           12-01-99 @ 103                                       2,780                3,106
                                         Health Facilities Auth., IL, Bethany Home and
                                           Hospital of the Methodist Church, Rev., 8.625%,
                                           to be called 2-15-00 @ 102                           2,395                2,663
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to be
                                           called 6-01-00 @ 102                                 2,390                2,662
                                         Woodward Municipal Auth., OK, Hospital Rev., 9.25%,
                                           to be called 11-01-00 @ 102                          1,750                2,018
                                         Itasca, IL, Central Manufacturing District, Special
                                           Service Area, Rev., 8.375%, to be called 12-01-00
                                           @ 102                                                2,480                2,815
                                         Greene County, PA, Gen. Oblg., 8.75% to be called
                                           12-01-00 @ 100                                       1,770                1,990
                                         Medical Care Facilities Finance Agcy., NY, Rev.,
                                           7.30%, to be called 8-15-01 @ 102                       40                   45
                                         City and County of Denver, CO, Airport System Rev.,
                                           8.75%, to be called 11-15-01 @ 102                     265                  312
                                           8.00%, to be called 11-15-01 @ 100                     240                  272
                                         Chicago, IL, Tax Increment Allocation, Central
                                           Station Proj., Rev., 8.90%, to be called 1-01-02
                                           @ 102                                                2,100                2,536
                                         City and County of Denver, CO, Airport System Rev.,
                                           7.50%, to be called 11-15-04 @ 102                     170                  203
                                         Arapahoe County, CO, Capital Improvement Trust
                                           Fund, Rev., zero coupon, to be called 8-31-05 @
                                           71.45                                                5,000                2,506
                                         ---------------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--22.2%
                                         (Cost: $25,791)                                                            29,063
                                         ---------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(Dollars in Thousands)
   ISSUER                                                                                   PRINCIPAL
                                                                                               AMOUNT   VALUE

OTHER MUNICIPAL OBLIGATIONS
----------------------------------------------------------------------------------------------------------------
ILLINOIS--7.4%                           Chicago, O'Hare International Airport,
                                           International Terminal, Special Rev., 8.20%, 2024  $ 1,200   $  1,451
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                             1,955      2,116
                                         Lombard, Tax Increment Rev., 8.80%, 2004               1,625      1,784
                                         St. Charles, Multifamily Housing, Wessel Court
                                           Proj., Rev., 7.60%, 2024                             1,960      2,032
                                         Village of University Park, Tax Increment,
                                           Governors Gateway Industrial Park, Rev., 8.50%,
                                           2011                                                 1,970      2,251
                                         -----------------------------------------------------------------------
                                                                                                           9,634
----------------------------------------------------------------------------------------------------------------
INDIANA--5.5%                            Fishers, Economic Dev. Auth., Indianapolis Water
                                           Co. Proj., Rev., 7.875%, 2019                          685        704
                                         Health Facilities Finance Auth., Fayette Memorial
                                           Hospital Proj., Rev., 7.20%, 2022                    2,800      3,001
                                         Housing Finance Auth., Residential Mortgage, Rev.,
                                           8.375%, 2020                                         1,395      1,450
                                         Indianapolis Airport Auth., United Air Lines, Inc.
                                           Proj., Rev., 6.50%, 2031                             1,900      2,032
                                         -----------------------------------------------------------------------
                                                                                                           7,187
----------------------------------------------------------------------------------------------------------------
ARIZONA--5.4%                            Coconino County, Industrial Dev. Auth., The
                                           Guidance Center, Inc. Proj., Rev., 9.25%, 2011       1,770      1,979
                                         Health Facilities Auth., The New Foundation Proj.,
                                           Rev., 8.25%, 2019                                    2,415      2,626
                                         Pima County Industrial Dev. Auth., Larson Co.
                                           Proj., Rev., 9.50%, 2010                             2,100      2,434
                                         -----------------------------------------------------------------------
                                                                                                           7,039
----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.1%                       Columbia County, Industrial Dev. Auth., First
                                           Mortgage, First Street Association Proj., Rev.,
                                           9.00%, 2014                                          1,890      2,104
                                         Higher Educational Facilities Auth., Philadelphia
                                           College of Textiles & Science, Rev., 6.70%, 2014     2,000      2,153
                                         Lehigh County General Purpose Auth., Wiley House,
                                           Rev., 8.65%, 2004                                    2,345      2,454
                                         -----------------------------------------------------------------------
                                                                                                           6,711
----------------------------------------------------------------------------------------------------------------
FLORIDA--5.1%                            Greater Orlando Aviation Auth., Airport Facilities,
                                           Rev., 8.00%, 2018                                      625        655
                                         Manatee County, First Mortgage, Meditrust Proj.,
                                           Rev., 7.35%, 2015                                    1,730      1,955
                                         Martin County Industrial Dev. Auth., Indiantown
                                           Congeneration L.P. Proj., Rev., 7.875%, 2025         1,500      1,746
                                         Nassau County, Amelia Island Care Center Proj.,
                                           Rev., 9.75%, 2023                                    1,980      2,303
                                         -----------------------------------------------------------------------
                                                                                                           6,659

PORTFOLIO OF INVESTMENTS

(Dollars in Thousands)
   ISSUER                                                                                   PRINCIPAL
                                                                                               AMOUNT     VALUE
<->                                      Albuquerque Nursing Home, West Mesa Center Proj.,
NEW MEXICO--4.8%                           Rev., 9.75%, 2014                                  $ 1,375   $  1,458
                                         Farmington, Pollution Control, San Juan Proj.,
                                           Rev., 6.30% and 6.95%, 2016 and 2020                 3,500      3,806
                                         Truth or Consequences Nursing Home, Sierra Health
                                           Care, Inc., Rev., 9.75%, 2014                          915        954
                                         -----------------------------------------------------------------------
                                                                                                           6,218
----------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.1%                         Foothill/Eastern Transportation Corridor Agcy.,
                                           Toll Road Rev., zero coupon, 2026                   11,500      2,375
                                         Sacramento County, Bradshaw Road Proj., Rev.,
                                           7.20%, 2015                                          1,225      1,266
                                         San Diego, Detention Facility, Certificates of
                                           Participation, 8.00%, 2002                             375        407
                                         San Joaquin Hills Transportation Corridor Agcy.,
                                           Senior Lien Toll Road Rev., zero coupon, 2020        4,300      1,350
                                         -----------------------------------------------------------------------
                                                                                                           5,398
----------------------------------------------------------------------------------------------------------------
NEW YORK--4.0%                           Medical Care Facilities Finance Agcy., Rev. 7.30%,
                                           2021                                                    20         22
                                         Metropolitan Transit Auth., Commuter Facilities,
                                           Rev., 5.50%, 2021                                      200        198
                                         New York City, Gen. Oblg., 7.00% and 7.50%, 2010       2,045      2,160
                                         Port Auth. of New York and New Jersey, LaGuardia
                                           Airport Passenger Terminal, Rev., 9.125%, 2015       2,500      2,833
                                         -----------------------------------------------------------------------
                                                                                                           5,213
----------------------------------------------------------------------------------------------------------------
MISSOURI--3.8%                           St. Louis, Tax Increment, Scullin Redev. Proj.,
                                           Rev., 10.00%, 2010                                   2,205      2,769
                                         West Plains, Industrial Dev. Auth., Ozarks Medical
                                           Center Proj. Rev., 8.625%, 2020                      1,970      2,150
                                         -----------------------------------------------------------------------
                                                                                                           4,919
----------------------------------------------------------------------------------------------------------------
IOWA--3.3%                               Finance Auth., Healthcare Facilities, On With Life,
                                           Inc. Proj., Rev., 7.25%, 2015                        2,000      2,139
                                         Lake City, Health Care Facility, Opportunity Living
                                           Proj., Rev., 10.00%, 2015                            2,000      2,144
                                         -----------------------------------------------------------------------
                                                                                                           4,283
----------------------------------------------------------------------------------------------------------------
CONNECTICUT--3.2%                        Dev. Auth., Pierce Memorial Baptist Home, Inc.
                                           Proj., Rev., 9.25%, 2018                             2,000      2,201
                                         Greenwich Housing Auth., Multifamily Housing Rev.,
                                           6.35%, 2027                                          2,000      2,018
                                         -----------------------------------------------------------------------
                                                                                                           4,219
----------------------------------------------------------------------------------------------------------------
TEXAS--3.2%                              Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           8.25%, 2019                                          2,000      2,115
                                         Houston, Airport System Special Facilities,
                                           Continental Airlines, Inc., Improvement Projs.,
                                           Rev., 6.125%, 2027                                   2,000      2,070
                                         -----------------------------------------------------------------------
                                                                                                           4,185

PORTFOLIO OF INVESTMENTS

(Dollars in Thousands)
   ISSUER                                      Amount                                         Principal   Value

<->                                      Housing Finance Agcy., Single Family Mortgage Rev.,
MINNESOTA--3.0%                            7.95%, 2022                                        $ 1,850   $  1,958
                                         Sauk Rapids, Industrial Dev., Gold N Plump Poultry
                                           Proj., Rev., 9.50%, 2005                             1,870      1,986
                                         ---------------------------------------------------------------------------
                                                                                                           3,944
--------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.5%                           Gogebic County, Hospital Finance Auth., Grand View
                                           Hospital Proj., Rev., 8.75%, 2016                    2,250      2,455
                                         Madison Heights, Tax Increment Finance Auth., Rev.,
                                           8.50%, 2001                                            710        759
                                         ---------------------------------------------------------------------------
                                                                                                           3,214
--------------------------------------------------------------------------------------------------------------------
NEVADA--2.1%                             Housing Division, Single Family Mortgage Program,
                                           Rev., 7.90% and 6.50%, 2021 and 2028                 2,610      2,749
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
COLORADO--1.9%                           City and County of Denver, Airport System Rev.,
                                           7.50% to 8.75%, 2023 through 2025                    2,225      2,538
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.7%                      Worcester, Briarwood Retirement Community, Salem
                                           Community Corp., Rev., 9.25%, 2022                   1,985      2,230
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.6%                      Higher Educational and Health Facilities Auth.,
                                           United Church of Christ-Havenwood, Rev., 7.45%,
                                           2025                                                 2,000      2,127
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.2%                     Aiken County, Hospital Facilities, Mattie C. Hall
                                           Health Care Center Proj., Rev., 8.625%, 2010         1,500      1,562
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
UTAH--1.2%                               Housing Finance Agcy., Single Family Mortgage Rev.,
                                           6.65%, 2026                                          1,455      1,547
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.1%                           Woodward Municipal Auth., Hospital Rev., 8.50%,
                                           2014                                                 1,335      1,509
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MARYLAND--1.1%                           Health & Higher Educational Facilities Auth.,
                                           Doctors Community Hospital Proj., Rev., 5.50%,
                                           2024                                                 1,500      1,479
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY--1.1%                         Economic Dev. Auth., Rev., 5.875%, 2026                  200        205
                                         Educational Facilities Auth., Caldwell College,
                                           Rev., 7.25%, 2025                                    1,100      1,190
                                         ---------------------------------------------------------------------------
                                                                                                           1,395

PORTFOLIO OF INVESTMENTS

(Dollars in Thousands)
   ISSUER                                                                                     PRINCIPAL
                                                                                                 AMOUNT       VALUE
<->                                      NE, Investment Finance Auth., Single Family Housing
STATES LESS THAN                           Rev., 6.70%, 2026                                  $   500   $    531
ONE PERCENT--1.9%                        ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                     820        861
                                         WI, Health & Educational Facilities Auth., Rev.,
                                           6.35%, 2017                                            600        606
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                      500        521
                                         ---------------------------------------------------------------------------
                                                                                                           2,519
                                         ---------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--75.3%
                                         (Cost: $88,976)                                                  98,478
                                         ===========================================================================
                                         TOTAL MUNICIPAL OBLIGATIONS--97.5%
                                         (Cost: $114,767)                                                127,541
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--4.10%
INSTRUMENTS--.8%
                                         Due--December, 1997
                                         (Cost: $1,100)                                         1,100      1,100
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.3%
                                         (Cost: $115,867)                                                128,641
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.7%                     2,254
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $130,895
                                         ---------------------------------------------------------------------------

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $115,867,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation on investments was $12,774,000 and there was no gross unrealized depreciation.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Municipal Income Trust as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Municipal Income Trust at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997

(in thousands)

ASSETS
Investments, at value
(Cost: $115,867)                                                $128,641
------------------------------------------------------------------------
Interest receivable                                                2,864
------------------------------------------------------------------------
    TOTAL ASSETS                                                 131,505
------------------------------------------------------------------------

LIABILITIES AND NET ASSETS
Cash overdraft                                                       517
------------------------------------------------------------------------
Payable for:
  Management fee                                                      65
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               8
------------------------------------------------------------------------
  Trustees' fees and other                                            20
------------------------------------------------------------------------
    Total liabilities                                                610
------------------------------------------------------------------------
NET ASSETS                                                      $130,895

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $118,445
------------------------------------------------------------------------
Accumulated net realized loss on investments                        (526)
------------------------------------------------------------------------
Unrealized appreciation on investments                            12,774
------------------------------------------------------------------------
Undistributed net investment income                                  202
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $130,895
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($130,895 / 10,649 shares outstanding)                            $12.29
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997

(in thousands)

NET INVESTMENT INCOME
Interest income                                                 $ 9,493
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    772
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             87
-----------------------------------------------------------------------
  Professional fees                                                  45
-----------------------------------------------------------------------
  Reports to shareholders                                            21
-----------------------------------------------------------------------
  Trustees' fees and other                                           56
-----------------------------------------------------------------------
    Total expenses                                                  981
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             8,512
-----------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                         127
-----------------------------------------------------------------------
  Net realized loss from futures transactions                       (68)
-----------------------------------------------------------------------
    Net realized gain                                                59
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            1,650
-----------------------------------------------------------------------
Net gain on investments                                           1,709
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $10,221
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1997               1996
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $  8,512              8,636
-------------------------------------------------------------------------------------------
  Net realized gain                                                   59                328
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             1,650               (882)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              10,221              8,082
-------------------------------------------------------------------------------------------
Distribution from net investment income                           (8,695)            (8,611)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(90 shares and 74 shares, respectively)                            1,135                919
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       2,661                390
-------------------------------------------------------------------------------------------

 NET ASSETS
Beginning of year                                                128,234            127,844
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$202 and $399, respectively)                                    $130,895            128,234
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     SIGNIFICANT             DESCRIPTION OF FUND. Kemper Strategic Municipal
     ACCOUNTING POLICIES     Income Trust (the Fund) is registered under the
                             Investment Company Act of 1940 as a
                             non-diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $223,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2
     TRANSACTIONS WITH       INVESTMENT MANAGER COMBINATION. Zurich Insurance
     AFFILIATES              Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $772,000 for the year ended November 30, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1997.

NOTES TO FINANCIAL STATEMENTS


                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------
3
     INVESTMENT              For the year ended November 30, 1997, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                   $25,755

                             Proceeds from sales                          24,520

FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------
                                                      1997      1996      1995      1994      1993
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                    $12.14     12.19     11.54     12.36     11.86
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .80       .82       .83       .83       .83
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .17      (.05)      .64      (.80)      .58
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .97       .77      1.47       .03      1.41
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .82       .82       .82       .82       .89
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --        --       .03       .02
--------------------------------------------------------------------------------------------------------
Total dividends                                          .82       .82       .82       .85       .91
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.29     12.14     12.19     11.54     12.36
--------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                             $13.06     12.38     12.13     11.63     12.38
--------------------------------------------------------------------------------------------------------

 TOTAL RETURN
Based on net asset value                                8.28%     6.58     13.09       .12     12.32
--------------------------------------------------------------------------------------------------------
Based on market value                                  12.87%     9.19     11.70       .74      9.99
--------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS
Expenses                                                 .76%      .74       .76       .75       .74
--------------------------------------------------------------------------------------------------------
Net investment income                                   6.62%     6.82      6.97      6.92      6.87
--------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
Net assets at end of year (in thousands)            $130,895   128,234   127,844   120,689   128,564
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   13%       31         8        11         8
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1997 DIVIDENDS
     All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1     PARTICIPATION          We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC MUNICIPAL INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2     DIVIDEND INVESTMENT    The Fund's transfer agent and dividend disbursing
      ACCOUNT                agent or its delegate ("Agent") will establish a
                             Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3     INVESTMENT OF          If on the record date for a Distribution (the
      DISTRIBUTION FUNDS     "Record Date"), Shares are trading at a discount
      HELD IN EACH ACCOUNT   from net asset value per Share (according to the
                             evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4     ADDITIONAL             Address all notices, correspondence, questions, or
      INFORMATION            other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    ADJUSTMENT OF           The Fund will increase the price at which Shares
     PURCHASE PRICE          may be issued under the Plan to 95% of the fair
                             market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.


--------------------------------------------------------------------------------
6    DETERMINATION OF        The cost of Shares and fractional Shares acquired
     PURCHASE PRICE          for each participant's Account in connection with a
                             Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES      Agent will maintain the participants Account, hold
     HELD BY AGENT           the additional Shares acquired through the Plan in
                             safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10   SHARES NOT HELD IN      Beneficial owners of Shares which are held in the
     SHAREHOLDER'S           name of a broker or nominee will not be
     NAME                    automatically included in the Plan and will receive
                             all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11        AMENDMENTS         Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
12    WITHDRAWAL FROM        Shareholders may withdraw from the Plan at any time
      PLAN                   by giving Agent a written notice. If the proceeds
                             are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

                                    NOTES

                                    NOTES

TRUSTEES
OFFICERS

JAMES E. AKINS
Trustee
ARTHUR R. GOTTSCHALK
Trustee
FREDERICK T. KELSEY
Trustee
DANIEL PIERCE
Trustee
FRED B. RENWICK
Trustee
JOHN B. TINGLEFF
Trustee
EDMOND D. VILLANI
Trustee
JOHN G. WEITHERS
Trustee
DANIEL PIERCE
Chairman of the Board
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President,
Secretary and Treasurer
DALE R. BURROW
Vice President
JERARD K. HARTMAN
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
CHRISTOPHER J. MIER
Vice President
ROBERT C. PECK, JR.
Vice President
KATHRYN L. QUIRK
Vice President
LINDA J. WONDRACK
Vice President
JOHN R. HEBBLE
Assistant Treasurer
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary

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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105
 ..........................................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER LOGO
Printed on recycled paper.
KSMIT - 2 (1/98) 1042010
Printed in the U.S.A.

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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